S-K 1608, De-SPAC Tender Offer Filing Obligations	Nov. 10, 2026
Tender Offer Filing Obligations [Abstract]
Tender Offer Filing Obligations [Text Block]

The Combined Company may not have sufficient funds to satisfy indemnification claims of its directors and officers following the Business Combination.

Pursuant to the Business Combination Agreement, the Combined Company is required to maintain directors’ and officers’ indemnification and tail insurance for a period of six years following the Closing. In addition, the Combined Company will enter into customary indemnification agreements with its post-Closing directors and officers. The Combined Company has agreed to indemnify its officers and directors to the fullest extent permitted by law. However, the Combined Company’s ability to satisfy any indemnification obligations will depend on its financial condition and available resources following the Business Combination. Given the Company’s history of operating losses, negative cash flows, going concern qualifications, and limited cash reserves, there can be no assurance that the Combined Company will have sufficient funds available to satisfy indemnification claims of its directors and officers if such claims arise. The cost of D&O insurance premiums, including tail insurance coverage, may also be significantly higher for a company that has completed a de-SPAC transaction, particularly in the current environment of heightened regulatory scrutiny of SPACs. If the Combined Company is unable to obtain adequate D&O insurance at reasonable cost, or if the costs of such insurance are materially higher than anticipated, the Combined Company’s financial condition could be adversely affected, and the Combined Company may have difficulty attracting and retaining qualified directors and officers.